UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 1, 2009

TEAM NATION HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-144597	98-0441861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4667 MacArthur Boulevard, Suite 150, Newport Beach, CA 92660
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  949 885 9892

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2009, the Board of Directors appointed Janis Okerlund as President of Team Nation Holdings Corporation and Norman J. Francis as Executive Vice President.   Ms. Okerlund had been an Executive Vice President and Mr. Francis had been President prior to the new appointments.  The change in executive titles reflects the change in focus of the executives.  Ms. Okerlund, along with Mr. Dennis R. Duffy, the Chief Executive Officer, will focus on growing TEAM and its objectives.  Mr. Francis, while continuing to add to TEAM, will focus his efforts on the management and day to day operations of the managed title companies, First Southwestern Title Company of California and CalCounties Title Nation Company.

The current Executive officers and Directors of Registrant are:

Name	Position	Age
Dennis R. Duffy	Chief Executive Officer,	66
	Chairman of the Board and Director
Janis Okerlund, Esq.	President, Secretary and Director	40

Daniel J. Duffy	Executive Vice President	38
	Chief Financial Officer and Director
Norman J. Francis	Executive Vice President and Director	56

Dennis R. Duffy, CEO and Director:

Mr. Duffy joined the Company in March 2007.  From July 2005 to March 2007, he was the Vice President and County Manager for Old Republic Title.  From August 2004 until July 2005, he was the Executive Vice President of Mercury Companies.  From June 2001 until July 2004, he was the President, Major Accounts Division of Stewart Title of California.  He started his career in the title insurance industry in 1960 with Title Insurance and Trust Company (TICOR) where he held various senior management positions over his 22 year tenure with the company.  In 1979, Mr., Duffy moved to SAFECO Title Insurance Company as marketing Manager and developed a nationwide network of 21 title entities throughout the US.  In 1980, Mr. Duffy and two partners acquired American Title Company (now known as North American Title Company) from SAFECO.  As President of American Title, Mr. Duffy grew the company to become the largest title agency in the USA serving 10 counties in California.  After selling the company in 1986 Mr. Duffy remained as a consultant until 1992, after which he consulted for several title companies on management and marketing.  In 1998 Mr. Duffy joined Fidelity National Financial (FNF) as Executive Vice President and COO of California and Arizona operations.  He ended his time with FNF after successfully assisting them with going public under the American Title umbrella with ANFI, its holding company.  Mr. Duffy worked briefly with the Mercury Companies and Old Republic Title before purchasing California Counties Title Company (“CCTC”) and co-founding Team.  Mr. Duffy holds a Masters of Business Degree from California Western University.

Janis Okerlund, Esq., President and Director:

Ms. Okerlund, April 2007 to present Team Nation Holding Corporation; September 2006 to April 2007 was with Old Republic Title –National Lender Division; December 2004 to September 2006, Investors Title as VP Asst. County Manager; and May 1998 to November 2004, Fidelity National Title Company as VP Underwriting Counsel, Major Accounts Division.  Ms. Okerlund began her career in the real estate industry at First American Title in Santa Ana, California, where she performed national title operations.  While finishing her law degree at Western State University, College of Law, Ms. Okerlund became proficient at managing and underwriting complex subdivision and commercial development transactions and was quickly snapped up by Fidelity National Title (FNF) upon her matriculation.  At FNF, Ms. Okerlund was instrumental in the growth of the Major Accounts Division into one of the most profitable specialized division in the entire FNF family. Her entrepreneurial spirit and drive for continued growth led her to the Mercury Companies, as Assistant County Manager for the Investors Title brand in Orange County, and to Old Republic Title before she partnered with three industry veteran to found Team and to acquire California Counties Title Company.  Ms. Okerlund was admitted to the State Bar of California in 2001 and is a licensed attorney.

Daniel J. Duffy, Executive Vice President, CFO and Director:

Daniel J Duffy, April 2007 to present Team Nation Holding Corporation; September 2006 – April 2007 with Old Republic Title-Major Accounts Division; August 2004 to September 2006 was with Investors Title-County Manager; and June 2001 to July 2004 was with Stewart Title of California as VP Major Accounts Division.  Mr. Duffy began his financial related career working for Wells Fargo as a clerk following his high school graduation. While attending CSUF, Dan worked through the branch system at Wells Fargo Bank and eventually moved to a Credit Union after completing his Bachelors of Fine Arts Degree. At the credit union Daniel worked in the commercial lending division in underwriting and sales. Choosing to enter into the title company arena, Daniel moved to American Tile Company and managed a national notary signing company now owned by FNF. Daniel followed the opportunity to get into the core title business by establishing the operations of Stewart Title’s Major Accounts Division in Anaheim Hills CA. During his management, Stewart Major Accounts was recognized as one of only a few division for it’s innovation as a technology leader for the Stewart companies. Daniel was recruited and established the Orange County operation for Investors Title Company as the County Manager. Daniel now works with Team Nation Holdings where he provides management oversight for title and accounting operations for the company and its managed companies.

Norman J. Francis , Executive Vice President and Director:

Mr. Francis has been with the Company since June 2007.  From June 2003 until June 2007, he was Los Angeles County Sales Manager with Alliance Title Company.  From September 2001 until May of 2003, he was  Los Angeles County Sales Manager with First Southwestern Title Co.  Raised in Fort Lauderdale, Florida, Norm Francis graduated in 1974 from Florida Atlantic University receiving an Associate of Arts Degree in Business.  Mr. Francis began his career in the Wholesale Lending Division of Sun Bank, where he rose to a Vice President before relocating to Southern California in 1980.  During his time with Sun Bank, Mr. Francis served as an active member and officer of The Board of Bankers Association.  After his move west, Mr. Francis used his extensive banking background to launch his career in the title insurance industry.  During his 28 years of service to the industry, Mr. Francis has experienced a wide range of title companies and philosophies which has allowed him the opportunity to spend a quality amount of time building a successful personal tenure in sales and sales management.  He takes special pride in teaching any Sales Associate to learn, therefore, propelling themselves into rewarding careers in the industry.

Executive Compensation Arrangements

There has been no change to previously disclosed executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2009	TEAM NATION HOLDINGS CORPORATION

	By:	/s/ DENNIS R. DUFFY
DENNIS R. DUFFY
Chief Executive Officer